Draft Dated November 4, 1999
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant                        [ X ]
Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement
[    ]Definitive Proxy Statement
[    ]Definitive Additional Materials
[    ]Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12
[    ]Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e) (2))

             Franklin Templeton Variable Insurance Products Trust

               (Name of Registrant as Specified In Its Charter)

             Franklin Templeton Variable Insurance Products Trust

                  (Name of Person(s) Filing Proxy Statement)

                            Karen L. Skidmore, Esq.

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:

[    ]     Fee paid previously with preliminary material.

[    ]     Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid: ___________________________________

2)    Form, Schedule or Registration Statement No.  :_________________

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4)    Date Filed:  ______________________________________________





[FT LOGO]
Franklin(R) Templeton(R)
777 Mariners Island Boulevard
San Mateo, California 94404

             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                            FRANKLIN SMALL CAP FUND
                           IMPORTANT INFORMATION FOR
                               CONTRACT HOLDERS

      A special meeting of shareholders of the Franklin Small Cap Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust (the "Trust"), will be held at the offices of the Trust located at 777 Mariners Island Boulevard, San Mateo, California 94404, on February 8, 2000 at ____ a.m. (Pacific time). These materials discuss the proposals to be voted on at the special meeting, and contain a proxy statement and voting instruction card.

      A voting instruction card is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote its proxy on important issues relating to the portion of your insurance contract allocation option that is invested in the Fund. If you complete and sign the voting instruction card, the shares related to your contract will be voted exactly as you instruct. If you simply sign the voting instruction card without otherwise completing it, your insurance company will vote these shares for the proposals. If you do not return a voting instruction card at all, your insurance company will vote these shares in the same proportion as shares for which instructions have been received from other owners of registered variable annuity and variable life insurance contracts.

      PLEASE SPEND A FEW MINUTES REVIEWING THE PROPOSALS DESCRIBED BELOW. THEN, FILL OUT YOUR VOTING INSTRUCTION CARD AND RETURN IT. WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL 1-800/342-3863.






                               TABLE OF CONTENTS


Notice of Special Meeting of Shareholders....................5

Proxy Statement..............................................6

Information About Voting.....................................6
  Who is asking for my vote?.................................6
  Who is eligible to vote?...................................6
  On what issues am I being asked to vote?...................6
  What vote is required?.....................................6
  How do the Trustees recommend that I vote?.................7
  Can I revoke my voting instruction?........................7

The Proposals................................................7

Proposal 1:  Approving or Disapproving the New Investment Management
             Agreement ......................................7
  What are the terms of the existing and proposed
   contracts?................................................7
  How has the Fund performed under Franklin Advisers'
   direction?..............................................122
  What factors did the Trustees consider prior to recommending approval of the proposed contract?......................122

Proposals 2 & 3 -Changes to the Fundamental Investment
  Restrictions of the Fund................. ...............133
  Why are we proposing amendments or eliminating certain
  fundamental investment restrictions?.....................144

Proposal 2:  To Approve Amendments to Certain of the Fund's
  Fundamental Investment Restrictions...... ...............144
  Sub-Proposal 2a:  To amend the Fund's fundamental
  investment restriction regarding diversification of
   investments.............................................155
 What effect will the change in the current investment
  diversification restriction have on the Fund?............155
 Sub-Proposal 2b:  To amend the Fund's fundamental investment restriction regarding borrowing......... ................155
 What effect will the change in the current borrowing
   restriction have on the Fund?...........................155
Sub-Proposal 2c:  To amend the Fund's fundamental investment restriction regarding lending.. .........................166
What effect will standardization of the current lending
  restriction have on the Fund?............................166
Sub-Proposal 2d:  To amend the Fund's fundamental investment restriction regarding underwriting.......................166
What effect will changing the current underwriting restriction have on the Fund?........................................177
Sub-Proposal 2e: To amend the Fund's fundamental investment restrictions regarding investments in real estate and commodities..............................................177
What effect will combining and revising the real estate and
 commodities restrictions have on the Fund?................177
Sub-Proposal 2f:  To amend the Fund's fundamental investment restriction regarding issuing senior securities.... ......188
What effect will amending the restriction regarding issuing
  senior securities have on the Fund?......................188
Sub-Proposal 2g:To amend the Fund's fundamental investment
restriction  regarding.....................................199
Concentration of the Fund's investments in the same
  industry.................................................199
What effect will amending the current restriction regarding
  industry concentration have on the Fund?.................199

Proposal 3:  To Approve the Elimination of Certain of the
  Fund Fundamental Investment Restrictions.................199
  Which fundamental investment restrictions is the Board
   recommending that the Fund eliminate?...................199
   Illiquid and Restricted Securities......................199
   Control or Management....................................20
   Securities on Margin.....................................20
   Investment in Other Investment Companies.................20
   Securities with Unlimited Liability......................21
   Management Ownership of Securities.......................21
   Tax Diversification for Variable Annuity Funds...........21
  Why are we recommending that the restrictions be
    eliminated?.............................................22
  What are the risks, if any, in eliminating the
    restrictions?...........................................22

Proposal 4: Other Business..................................22

Information About the Trust and the Fund....................22

Additional Information About Voting and the Shareholders
  Meeting...................................................29



              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                             FRANKLIN SMALL CAP FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


      To the shareholders of the Franklin Small Cap Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust (the "Trust").

      A special meeting of shareholders of the Fund will be held at the offices of the Trust located at 777 Mariners Island Boulevard, San Mateo, California 94404, on February [8], 2000 at ___ a.m. (Pacific time).

      During the meeting, shareholders of the Fund as of the close of business on November 30, 1999 will vote on the proposals listed below.

1. A new investment advisory agreement between Franklin Advisers, Inc. ("Franklin Advisers") and the Trust on behalf of the Fund, as described in the Proxy Statement, which will increase the total expenses of the Fund.
2.    Changes to certain fundamental investment restrictions of the Fund.
3.    Elimination of certain fundamental investment restrictions of the Fund.

In addition, shareholders are asked to grant authority to the proxy holders to vote in their discretion on any other business as may properly come before the meeting. The Trustees do not intend to bring any other business before the meeting and are not currently aware of any other business to be presented at the meeting.

                               By order of the Trustees,



                               Deborah R. Gatzek
                               Secretary


December 20, 1999


PLEASE FILL IN, SIGN, DATE AND MAIL THE VOTING INSTRUCTION CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE MEETING.





              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                 PROXY STATEMENT

                            INFORMATION ABOUT VOTING

      WHO IS ASKING FOR MY VOTE?

     The management of Franklin Templeton Variable Insurance Products Trust (the "Trust") is asking for the vote of shareholders of the Franklin Small Cap Fund (the "Fund") at a special shareholders meeting to be held on February [8], 2000 at ___ a.m. (Pacific time) and, if the meeting is adjourned, at any later time, for the purposes stated in the Notice of Special Meeting. While only insurance companies are the shareholders of the Fund, these insurance companies will vote in accordance with your instructions. Thus, your insurance company is sending you this proxy statement to obtain your voting instructions.

      We expect to send this proxy statement to shareholders on or about December [20], 1999. On approximately this date, your insurance company will also send this proxy statement to all applicable owners of variable annuity and variable life insurance contracts.

      WHO IS ELIGIBLE TO VOTE?

      SHAREHOLDERS. Shareholders of record of the Fund as of close of business on November 30, 1999 may attend the meeting and vote. Each share is entitled to one vote. Shareholders may vote by executing a proxy card. In this case, the proxy holders will vote the shares represented by the proxy card as marked on the proxy card. If the proxy card is signed but the voting portion is not completed, the proxy holders will vote the shares for the proposals.

      CONTRACT OWNERS. If your contract is allocated to a subaccount of a separate account that invests in the Fund, you will be able to give voting instructions to your insurance company. If you complete and sign the voting instruction card, the shares related to your contract will be voted exactly as you instruct. If you simply sign the voting instruction card without otherwise completing it, these shares will be voted for the proposals. If you do not return a voting instruction card at all, your insurance company will vote these shares in the same proportion as shares for which instructions have been received from other owners of registered variable annuity and variable life insurance contracts.

      ON WHAT ISSUES AM I BEING ASKED TO VOTE?

      You are being asked to give voting instructions on three proposals:

1. A new investment advisory agreement between Franklin Advisers, Inc. ("Franklin Advisers") and the Trust on behalf of the Fund, as described in this document, which will increase the total expenses of the Fund.
2.    Changes to certain fundamental investment restrictions of the Fund.
3.    Elimination of certain fundamental investment restrictions of the Fund.

In addition, you are being asked to instruct your insurance company to grant authority to the proxy holders to vote in their discretion on any other business as may properly come before the meeting. The trustees of the Trust (the "Trustees") do not intend to bring any other business before the meeting and are not currently aware of any other business to be presented at the meeting.

      WHAT VOTE IS REQUIRED?

      Approval of all the proposals being presented at the shareholders meeting requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"). A majority vote means the vote of the lesser of (i) a majority of the Fund's outstanding shares, or (ii) 67% or more of the Fund's shares represented at the meeting if more than 50% of the outstanding shares are represented.

      HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

      The Trustees recommend that you vote FOR all the proposals being presented at the shareholders meeting. In addition, if any other proposals are properly presented at the meeting, the Trustees suggest that you instruct your insurance company to grant the proxy holders the authority to vote in their discretion. The Trustees are not currently aware of any other business to be presented.

      CAN I REVOKE MY VOTING INSTRUCTION?

      You may revoke your voting instruction at any time before the proxy is voted by:


1.    delivering a written revocation to the Secretary of the Trust;
2. forwarding to the Trust a later-dated voting instruction that is received by the Trust at or prior to the meeting; or
3.    attending the meeting and giving new voting instructions in person.


                                 THE PROPOSALS


  PROPOSAL 1: APPROVING OR DISAPPROVING THE NEW INVESTMENT ADVISORY AGREEMENT

      You are being asked to approve a proposed investment advisory agreement between Franklin Advisers and the Trust on behalf of the Fund. The proposed agreement will modify the Fund's current fee structure by:

o eliminating Franklin Advisers' responsibility for providing services for the day-to-day operations of the Fund;
o requiring the Fund to enter into a new fund administration agreement with Franklin Templeton Services, Inc. ("FT Services"), an affiliate of the Fund, and paying a separate fund administration fee to FT Services; and
o creating more investment advisory fee rates for different levels of assets, or "break-points".

As a result of the change in the current fee structure, the total annual operating expenses for the Fund will be slightly higher.

      Franklin Advisers proposed the modified fee structure to be more consistent with the fee structure of similar funds. In addition, the new fee structure allows for additional break-points in the investment advisory fee rate as the Fund's assets grow.

      The Trustees approved the proposed contract at a meeting held on October 22, 1999. The Trustees believe that as a result of the revised fee structure the Fund and its shareholders will continue to receive high quality services.


      WHAT ARE THE TERMS OF THE EXISTING AND PROPOSED CONTRACTS?

      THE EXISTING CONTRACT. The existing contract, dated October 11, 1995, provides that Franklin Advisers shall render investment management services to the Fund subject to the control and supervision of the Trustees. The initial shareholder of the Fund approved the existing contract on October 11, 1995. The Trustees last approved continuance of the existing contract through April 30, 2000, at a meeting held on April 15, 1999.

      By its terms, the existing contract will continue in effect from year to year so long as approved annually by the Trustees (at a meeting called for that purpose) or by vote of a majority of the Fund's outstanding shares. In either case, renewal of the existing contracts must be approved by a majority of the trustees that satisfy the independence requirement under the federal securities laws ("Independent Trustees"). The existing contract is subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of assignment.

      Under the existing contract, subject to the control and supervision of the Trustees, Franklin Advisers:

o manages the investment and reinvestment of the Fund's assets in accordance with the Fund's investment objectives and policies,
o makes all determinations with respect to buying, holding, and selling the Fund's securities, and
o     exercises any investment security rights, including voting rights.

In performing duties under its existing contract, Franklin Advisers is required to comply with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and the Fund's stated investment objectives, policies and restrictions.

      The existing contract provides that Franklin Advisers will abide by the Fund's brokerage policies when selecting broker-dealers to execute portfolio transactions for the Fund. Although the services provided by broker-dealers may incidentally help Franklin Advisers reduce its expenses or otherwise benefit Franklin Advisers, its clients, its affiliates and the Fund, the value of these services is indeterminable and Franklin Advisers' fee is not reduced by any offsetting or compensating arrangement.

      Currently, Franklin Advisers is also responsible for providing other services for the day-to-day operations of the Fund. Franklin Advisers contracts with FT Services to provide fund administration services to the Fund. These services include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. Out of the fees it receives from the Fund, Franklin Advisers pays FT Services for the fund administration services.

      The existing contract also provides that Franklin Advisers, its directors, officers, employees or agents will have no liability to any fund or its shareholders for any error in judgment, mistake of law, or for any loss arising out of any investment or other act or omission in the performance of its duties, except for any liability, loss or damage resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      For the fiscal year ended December 31, 1998, Franklin Advisers received $2,365,309 from the Fund.

      THE PROPOSED CONTRACT. The proposed contract will require that Franklin Advisers provide the same investment advisory services. The proposed contract, however, no longer requires Franklin Advisers to provide fund administration services to the Fund. Instead, these services will be provided by FT Services under a separate contract. In addition, the proposed contract includes more investment advisory fee rates for different levels of
assets, or "break-points".    The current fees and the proposed fees are set
forth below:


 CURRENT INVESTMENT ADVISORY FEE   PROPOSED INVESTMENT ADVISORY FEE
    (INCLUDES ADMINISTRATIVE       (WILL NOT INCLUDE ADMINISTRATIVE
            SERVICES)                          SERVICES)

RATE             ASSETS           RATE     ASSETS

0.750%  Up to and including $500  0.550%Up to and including $500
        million                         million
0.625   Over $500 million, up to  0.450 Over $500 million, up to and
        and including $1 billion        including $1 billion
0.500   Over $1 billion           0.400 Over $1 billion, up to and
                                        including $1.5 billion
                                  0.350 Over $1.5 billion, up to and
                                        including $6.5 billion
                                  0.325 Over $6.5 billion, up to and
                                        including $11.5 billion
                                  0.300 Over $11.5 billion, up to
                                        and including $16.5 billion
                                  0.290 Over $16.5 billion, up to
                                        and including $19 billion
                                  0.280 Over $19 billion, up to and
                                        including $21.5 billion
                                  0.270 Over $21.5 billion






     CURRENT ADMINISTRATION FEE         PROPOSED ADMINISTRATION FEE
 (PAID FROM INVESTMENT ADVISORY FEE)        (PAID BY THE FUND)

RATE    NET ASSETS                    RATE    NET ASSETS

0.150%  Up to and including $200      0.250%  Annual flat rate on
        million                               all assets
0.135   Over $200 million, up to and
        including $700 million
0.100   Over $700 million, up to and
        including $1.2 billion
0.075   Over $1.2 billion


       CURRENT TOTAL FEES                PROPOSED TOTAL FEES
   (INVESTMENT MANAGEMENT AND         (INVESTMENT MANAGEMENT AND
      ADMINISTRATION FEE)                ADMINISTRATION FEE)

RATE   NET ASSETS                RATE   NET ASSETS

0.750% Up to and including $500  0.800% Up to and including $500
       million                          million
0.625  Over $500 million, up to  0.700  Over $500 million, up to and
       and including $1 billion         including $1 billion
0.500  Over $1 billion           0.650  Over $1 billion, up to and
                                        including $1.5 billion
                                 0.600  Over $1.5 billion, up to and
                                        including $6.5 billion
                                 0.575  Over $6.5 billion, up to and
                                        including $11.5 billion
                                 0.550  Over $11.5 billion, up to
                                        and including $16.5 billion
                                 0.540  Over $16.5 billion, up to
                                        and including $19 billion
                                 0.530  Over $19 billion, up to and
                                        including $21.5 billion
                                 0.520  Over $21.5 billion

      If approved, the proposed contract will become effective May 1, 2000 and will continue in effect until April 30, 2002, and thereafter from year to year as long as approved annually by the Trustees at a meeting called for that purpose or by a vote of the Fund's shareholders.

      COMPARISON OF FEES AND EXPENSES UNDER THE EXISTING CONTRACT AND THE PROPOSED CONTRACT.

      The following tables and example are provided to help you understand and compare the various costs and expenses of the Fund that would be borne directly or indirectly by the shareholders of the Fund under the existing contract and the proposed contract. The tables include only expenses and fees charged at the Fund level and do not reflect separate account or contract-based fees and expenses or sales loads.

      Shown below is a comparison of fees and expenses the Fund incurred during the fiscal year ended December 31, 1998, and the fees and expenses the Fund would have incurred had the proposed fee increase been in effect during that same period.







        COMPARISON OF INVESTMENT ADVISORY AND FUND ADMINISTRATION FEES


                             CLASS 1    CLASS 2

INVESTMENT  ADVISORY FEE
RATE
  Current Agreement.....       .60%       .60%
  Proposed Agreements...       .55%       .55%
  Change................    (0.05%)    (0.05%)
FUND  ADMINISTRATION FEE
RATE
  Current Agreement.....       .15%       .15%
  Proposed Agreements...       .25%       .25%
  Change................       .10%       .10%
TOTAL INVESTMENT
ADVISORY FEE
  Current Agreement.....$ 1,909,555$ 1,909,555
  Proposed Agreements...$ 1,733,827$ 1,733,827
  Difference between
aggregate                  ($          ($
                           --------   --------
   Amounts..............   175,728)   175,728)
                           --------   --------
TOTAL =FUND
ADMINISTRATION FEE
  Current Agreement..... $  455,754 $  455,754
  Proposed Agreements... $  788,103 $  788,103
  Difference between
aggregate
   Amounts.............. $  332,349 $  332,349
                          ----------- ---------

TOTAL INVESTMENT
ADVISORY AND FUND
ADMINISTRATION FEES
Current Agreement...... $ 2,365,309 $ 2,365,309
Proposed Agreement..... $ 2,521,930 $ 2,521,930
Difference between
 aggregate
     Amounts............$   156,621 $   156,621

AVERAGE NET ASSETS OF
FUND FOR FISCAL YEAR
ENDED DECEMBER 31, 1998.$315,241,243 $315,241,243
                        ------------ ------------

   COMPARISON OF TOTAL ANNUAL FUND OPERATING EXPENSES

                      CLASS 1          CLASS 2

   ANNUAL FUND    CURRENT PROPOSED CURRENT PROPOSED
     EXPENSES

Investment         0.60%   0.55%   0.60%    0.55%
Advisory Fee.....
Fund               0.15%   0.25%   0.15%    0.25%
Administration Fee
Distribution Fees  None    None    0.25%    0.25%
Other Expenses...  0.02%   0.27%   0.02%    0.27%
                   -----   -----   -----    -----

  Total Fund
  Annual           0.77%   0.82%   1.02%    1.07%
                   =====   =====   =====    =====
  Operating Expenses

      The following example illustrates, for both the existing fee schedule and the proposed fee increase, the expenses you would incur on a $10,000 investment, assuming a 5% annual rate of return and redemption at the end of each period shown. The example uses a 5% annual rate of return, as required by the federal securities laws. This is an illustration only, actual expenses and performance may be more or less than shown. THESE EXAMPLES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. If they were, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year         3 Years       5 Years      10 Years
      CURRENT PROPOSED CURRENT PROPOSED CURRENT PROPOSED CURRENT PROPOSED

Class 1 $ 79   $ 84    $246    $262   $428   $455  $ 954  $1014

Class 2 $104   $109    $325    $340   $563   $590  $1248  $1306






      HOW HAS THE FUND PERFORMED UNDER FRANKLIN ADVISERS' DIRECTION?

      The Fund's performance for the periods ending September 30, 1999 is set forth in the following chart. All performance figures shown reflect all Fund operating expenses, but do not include deductions under the variable annuity and variable life insurance contracts for which the Fund serves as an underlying investment vehicle. If these deductions had been included, performance would have been lower. Please refer to your contract prospectus for a complete description of expenses, including any applicable sales charges. Please remember that the performance data shown below is historical and cannot predict or guarantee future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                      CLASS 1                  CLASS 2*
                      -------                  --------
INCEPTION DATE     NOVEMBER 1, 1995           NOVEMBER 1, 1995

                AVERAGE    CUMULATIVE    AVERAGE     CUMULATIVE
                 ANNUAL       TOTAL       ANNUAL       TOTAL
                 TOTAL      RETURN(2)     TOTAL      RETURN(2)
               RETURN(1)                RETURN(1)

1 year           52.16%      52.16%       51.80%       51.80%
3 years          14.07%      48.42%       13.88%       48.06%
Since inception  17.45%      87.81%       17.38%       87.36%


 Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, performance would be lower. Total return figures are based on the inception of the Fund, which may have started before your contract. Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year by year results.

 * Standardized performance for class 2 shares reflects a "blended figure," combining: (a) for periods prior to class 2's inception on 1/6/99, historical results of class 1 shares, and (b) for periods after 1/6/99, class 2's results reflecting an additional 12b-1 expense, which also affects all future performance.


      WHAT FACTORS DID THE TRUSTEES CONSIDER PRIOR TO RECOMMENDING APPROVAL OF THE PROPOSED CONTRACT?

      The Trustees consulted their own attorneys and reviewed extensive information provided by Franklin Advisers and the Trust's attorneys and third parties. The nature of the matters to be considered and the standards to be used by the Trustees in reaching a decision were reviewed by the Trust's attorneys and the attorneys to the Independent Trustees. After review and discussions of the information, the Independent Trustees discussed the information and considered the factors to be weighed and standards to be applied in evaluating the proposed fee increase.

      The Trustees first examined the nature, quality and scope of the services provided to the Fund by Franklin Advisers and by FT Services. Second, they reviewed the basis for the change in the fee structure and increase in the fund administration fee and analyzed the fee structure proposed by Franklin Advisers in terms of the total expenses of the Fund and other similar funds.

      After consideration of all of the data and information provided to them to evaluate the new fee structure proposed by Franklin Advisers, the Trustees, including the Independent Trustees, discussed the proposed fee structure with representatives of Franklin Advisers. The Independent Trustees unanimously decided to recommend that the Trustees approve the proposed contract. Then, the Trustees unanimously approved the fee structure reflected in the proposed contract.

      The Trustees considered, among other factors:

      o the effect of the proposed investment advisory fee and fund administration fee structure on the expense ratio of the Fund;

      o the effect of the proposed investment advisory fee and fund administration fee structure on the nature or level of services to be provided to the Fund;

      o    the investment performance of the Fund;

      o information on the investment performance, advisory fees, administration fees and expense ratios of other investment companies within the Franklin Templeton group of funds;

      o information on the investment performance, advisory fees, administration fees and expense ratios of other investment companies not advised by the Franklin Advisers but believed to be generally comparable to the Fund; and

      o the need of Franklin Advisers and FT Services to maintain and enhance their ability to retain and attract capable personnel to serve the Fund.

      In their review of the proposed increase in the total Fund expenses, the Trustees considered the fact that the current fees paid by the Fund are ranked in the lowest quartile of all similar funds offered through insurance contracts. Information prepared specifically for the purpose of assisting the Independent Trustees in their evaluation of the proposed contract included an analysis of the performance and expenses of the Fund prepared by Lipper Analytical Services, Inc. ("Lipper"). The Trustees also took into account the fact that the Fund's current total expense ratios are below the median fee and average fee rates and expense ratios of similar mutual funds as selected by Lipper. Moreover, if the proposed contract had been in effect, the total expense ratio for the Fund would have been between the lowest to the second lowest quartile for its group--or below the median and average for its group.

      The Trustees recognized that the Fund's proposed fund administration fee is slightly higher than those of similar funds offered to individual investors. The Trustees considered that the slightly higher amount was attributable to the increased fund administration services that the Fund is required to provide to insurance company shareholders. In particular, additional fund administration services are required for:

o     additional tax compliance testing and reporting;

o responding to inquiries from insurance company shareholders and their contract owners; and

o     customizing prospectuses and shareholder reports.

The Trustees determined that the modestly higher amount in fee was necessary to maintain and enhance FT Services' ability to provide competitive services on behalf of the Fund and to retain and attract capable personnel to serve the Fund.

      The Trustees also considered the proposed changes to the fundamental investment restrictions as set forth in proposals 2 and 3.

      Based upon the factors and information described above, the Trustees concluded that the proposed fee increase represents an appropriate level of compensation for the services rendered, and approved the proposed contract, subject to shareholder approval, effective May 1, 2000.


    THE TRUSTEES RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT
                              ADVISORY AGREEMENT.


            PROPOSALS 2 & 3 - CHANGES TO THE FUNDAMENTAL INVESTMENT
                           RESTRICTIONS OF THE FUND

                                 INTRODUCTION


      WHY ARE WE PROPOSING AMENDMENTS OR ELIMINATING CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS?

      Recent changes in federal law no longer require that funds be subject to certain investment restrictions. The changes also are consistent with Franklin Templeton's goal of standardizing restrictions among all of the funds in the Franklin Templeton group of funds. We are proposing to make changes to the fundamental investment restrictions as shown in the chart below:

                                        VIP FRANKLIN
                 RESTRICTION            SMALL CAP FUND
      PROPOSAL 3 - MODIFICATION OF
      RESTRICTIONS
      (each sub-proposal must be
      individually approved)

      (a)  Diversification                    X
      (b)  Borrowing                          X
      (c)  Lending                            X
      (d)  Underwriting                       X
      (e)  Concentration                      X
      (f)  Senior Securities                  X
      (g) Real Estate and Commodities*        X


      PROPOSAL 4 - ELIMINATION OF
      RESTRICTIONS
      (all  of the  following  approved
      as a group)

      Illiquid Securities**                   X
      Exercising Control or Management        X
      Margin Securities                       X
      Investment in Other Investment          X
      Companies
      Securities with Unlimited               X
      Liability
      Restricted Securities                   X
      Management Ownership of                 X
      Securities
      Compliance with Section 817(h)          X

*Currently two restrictions that will be combined into one, as modified. **There are two restrictions with respect to illiquid securities that we are proposing to eliminate.

      The Fund is subject to certain investment restrictions that govern the Fund's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that they can only be changed by a shareholder vote.

      Recently, certain legal and regulatory requirements applicable to mutual funds changed. The Fund currently is subject to fundamental investment restrictions that are more restrictive than required under current law regarding diversification, and borrowing and lending by these funds. Accordingly, we are recommending the amendment to these fundamental investment restrictions.

      The proposed changes will not affect the Fund's investment goal. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, we do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the fund. We do not anticipate that the proposed changes will materially affect the manner in which the Fund is managed.


    PROPOSAL 2: TO APPROVE AMENDMENTS TO CERTAIN OF THE FUNDS' FUNDAMENTAL
                            INVESTMENT RESTRICTIONS
       (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 2A - 2G)

      SUB-PROPOSAL 2A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION OF INVESTMENTS.

      The 1940 Act prohibits a "diversified" fund from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the fund's total assets, more than 5% of the fund's total assets would be invested in securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations. Under the 1940 Act, as recently amended, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

      While the 1940 Act excludes the securities of other investment companies and the U.S. government and its agencies and instrumentalities, the Fund's current restriction does not include a carve out for the securities of other investment companies. In addition, although the 1940 Act prohibits a fund from owning or holding more than 10% of the "outstanding voting securities" of an issuer, the Fund's current restriction prohibits the Fund from holding more than 10% of "any or all classes" of the securities of an issuer. Since the Fund's restriction excludes a broader class of securities from the 10% limitation, it is more restrictive than the 1940 Act.

           WHAT EFFECT WILL THE CHANGE IN THE CURRENT INVESTMENT
           DIVERSIFICATION RESTRICTION HAVE ON THE FUND?

      Amending the Fund's diversification policy would make it consistent with the current definition of a diversified investment company under the 1940
Act, and would provide the Fund with greater investment flexibility. The proposed restriction is similar to the current restriction. The most significant change in the proposed restriction is that it excludes other investment companies securities from the 5% and 10% limitations. With this exclusion, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments without regard to the 5% and 10% investment limitations. The Fund, together with the other
Franklin Templeton funds, has obtained an exemptive order from the SEC (the "Cash Sweep Order") which permits the Franklin Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies.

      SUB-PROPOSAL 2B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

      Investment companies must impose certain limitations on their borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

      Federal law allows a fund to borrow from banks up to one-third of its total assets (including the amount borrowed). In addition, a fund may borrow up to 5% of its total assets for temporary purposes from any person. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

           WHAT EFFECT WILL THE CHANGE IN THE CURRENT BORROWING
           RESTRICTION HAVE ON THE FUND?

      The Fund's restriction only permits it to borrow from banks an amount not exceeding one-third of the value of the Fund's total asset including the amount borrowed. The proposed restriction would clarify that the Fund may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person for temporary purposes. However, in either case, all borrowings must not exceed 33 1/3% of total assets.

      The proposed restriction also permits the Fund to borrow cash from affiliated investment companies. The Fund, together with other Franklin Templeton funds, has requested an order from the SEC that would permit the Fund to borrow money from affiliated Franklin Templeton funds (the "Interfund Borrowing and Lending Order.") As discussed in Sub-Proposal 2c, the Interfund Borrowing and Lending Order also would permit the Fund to lend money to other Franklin Templeton funds. If the Interfund Borrowing and Lending Order is approved, the proposed restriction would permit the Fund, under certain circumstances, to borrow money from other Franklin Templeton funds at rates which are more favorable than those which the Fund would receive if it borrowed from banks or other lenders.

      Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

      SUB-PROPOSAL 2C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING.

      Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be loans from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in bonds, debentures or other debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental restriction excludes these securities from the restrictions. In addition, the Fund's fundamental policy explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a fund in connection with such a transaction is then invested to provide the fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

           WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

      The proposed restriction would provide the Fund with greater lending flexibility. While the proposed restriction retains the carve-outs in the existing restriction, it also would provide the Fund with additional flexibility to make loans to affiliated investment companies to the extent permitted by the Interfund Borrowing and Lending Order. If the Interfund Borrowing and Lending Order is approved, the proposed restriction would permit the Fund, under certain conditions, to lend cash to other Franklin Templeton funds at rates higher than those which the fund would receive if the fund loaned cash to banks through short term lendings such as repurchase agreements. We anticipate that this additional flexibility to lend cash to affiliated investment companies would provide additional investment opportunities, and would enhance the Fund's ability to respond to changes in legal, market, industry or regulatory conditions.

      SUB-PROPOSAL 2D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

           Under the 1940 Act, a fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where a fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

      WHAT EFFECT WILL CHANGING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE FUND?

      The proposed restriction is substantially similar to the Fund's current restriction. As with the current restriction, the proposed restriction specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. The proposed underwriting restriction also clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

      Furthermore, the new restriction would help the Fund achieve the goal of amending the language of the investment restrictions to reflect current SEC interpretations. It is not anticipated that adoption of the proposed restriction would involve any additional risk since it would not affect the way the Fund is currently managed.

      SUB-PROPOSAL 2E:     TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
      RESTRICTIONS REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES.

      Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. The Fund presently has two separate investment restrictions that govern the Fund's ability to invest in real estate and commodities. The proposed standardized restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which the Fund may invest.

           WHAT EFFECT WILL COMBINING AND REVISING THE REAL ESTATE AND COMMODITIES RESTRICTIONS HAVE ON THE FUND?

      The proposed restriction would combine the limitations on investing in both real estate and commodities into one restriction.

REAL ESTATE: The Fund's current restriction states that the Fund may not invest in real estate, but it specifically excludes "first mortgage loans or other direct obligations secured by real estate" from the restriction. Since an investment in first mortgage loans or other obligations secured by real estate would not be considered a direct investment in real estate, the proposed restriction would continue to permit such an investment. The proposed restriction would specifically reference the Fund's ability to purchase securities of real estate investment trusts ("REITs") to the extent that an investment in REITs would otherwise meet the Fund's investment criteria. Investing in REITs has gained popularity since the early 1990s, and the number of REITs available for investment has also increased dramatically.

      The Fund will continue to be prohibited from directly purchasing or selling real estate. It is not anticipated that the proposed restriction would involve any additional risk to the Fund as the Fund does not currently, and have not in the past, invested in real estate or REITs. Therefore, the proposed restriction will not affect the way the Fund is currently managed.

COMMODITIES: Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities.
Funds typically invest in such contracts and options on contracts for hedging or other investment purposes. The proposed restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. Although the Fund has always had the ability to invest in options on securities and options on futures, it has not done so. The Fund does not intend to begin investing in financial futures contracts and related options. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment adviser believes such risks are advisable.

      SUB-PROPOSAL 2F:      TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
      RESTRICTION REGARDING ISSUING SENIOR SECURITIES.

      Under the 1940 Act, a fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

      SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must mark on its books or its custodian bank's books, or set aside money or securities with its custodian bank to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

      A number of the Fund's current fundamental and non-fundamental investment restrictions relate to senior securities. For example, the Fund currently is prohibited from purchasing securities on margin and making short sales. The Fund was originally required by the states to have fundamental restrictions regarding these transactions. These types of transactions also raise senior security issues under the federal securities laws. In addition, the Fund presently has a non-fundamental policy under which it may not "pledge, mortgage or hypothecate its assets as security for loans (except to the extent of allowable temporary loans)." These types of transactions are generally considered to raise senior security concerns. Adopting Sub-Proposal 2f would consolidate into one investment restriction: (1) a concise statement of the Fund's senior security restriction, as well as (2) the Fund's current fundamental and non-fundamental restrictions that address senior security issues. The part of the Fund's current restriction relating to the purchase of securities on margin is proposed to be eliminated in Proposal
3. The restriction on short sales would be carved out of the new senior securities restriction, as further described below.

      WHAT EFFECT WILL AMENDING THE RESTRICTION REGARDING ISSUING SENIOR SECURITIES HAVE ON THE FUND?

      The proposed restriction would permit the Fund to engage in permissible types of leveraging transactions. The proposed restriction would permit the Fund to engage in options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions. The proposed restriction also would permit the Fund to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase transactions) that, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.

      The Board does not anticipate that any additional risk to the Fund will occur if the Fund combines the current fundamental restriction with the non-fundamental restriction to result in one, standardized, fundamental investment restriction regarding senior securities.

      SUB-PROPOSAL 2G:      TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
      RESTRICTION REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SAME INDUSTRY.

      Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries.
A fund is not permitted to concentrate its investments in a particular industry unless it so states.

           WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUND?

      The Fund's existing fundamental restriction recites the Fund's concentration policy and states that the Fund may not invest more than 25% of its assets in any single industry. The proposed restriction provides the Fund with marginally added flexibility because, consistent with SEC interpretations, it exempts from the 25% limitation: (i) securities of other investment companies, and (ii) securities issued or guaranteed by the U. S. government or any of its agencies or instrumentalities. It also recites the current federal securities law requirement with respect to concentration that limits investments to "net" as opposed to "total" assets. While the proposed restriction does not address specifically the timing of the application of the concentration policy, as the current restriction does, the parenthetical clarifying that the Fund may not "invest" more than 25% of its assets in the securities industry is adequate to reflect that the test applies at the time of investment. The investment flexibility provided by the new concentration restriction will help the Fund respond to future legal, regulatory, market or technical changes. However, adoption of the proposed restriction is not expected to change materially the way in which the Fund currently is managed, as the Fund does not intend to begin concentrating in shares of other investment companies or the U. S. government or any of its agencies or instrumentalities.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                     THAT YOU APPROVE SUB-PROPOSALS 2A-2G

        PROPOSAL 3: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

      WHICH FUNDAMENTAL INVESTMENT RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

      The Fund has several fundamental investment restrictions that were originally drafted pursuant to state laws and regulations. Because of recent changes in law and recent SEC staff positions, these laws and regulations are no longer relevant to the Fund. Thus, the Fund is no longer legally required to include some of the current restrictions among its fundamental investment restrictions. Eliminating these investment restrictions will standardize the Fund's fundamental investment restrictions with others in the Franklin Templeton group of funds. We have determined that all of these current fundamental investment restrictions should be eliminated.

           ILLIQUID AND RESTRICTED SECURITIES

      The Fund has fundamental investment restrictions that limit its ability to invest in illiquid securities and to purchase restricted securities. Illiquid securities are securities that may not be readily sold within seven days at the price at which they are being accounted. Similarly, restricted securities are subject to certain contractual or other restrictions on their resale. Restricted securities are often considered to be illiquid because their disposition is often difficult or requires more than seven days. We recommend that all these fundamental investment restrictions be eliminated. These restrictions likely originated under certain state securities laws and are no longer required by the states. The SEC does not require a fund's illiquid securities restriction to be fundamental. In addition, there is currently no SEC requirement that a fund state a restricted securities policy.

      Under the current restrictions, the Fund is prevented from investing more than 10% of its assets in securities that are illiquid. The SEC recently amended its position to permit funds to invest up to 15% of their assets in illiquid securities. However, the Fund may not take advantage of this new SEC position because its existing policies relating to investments in illiquid securities are both fundamental and contain a lower percentage limitation. Since the current policy is fundamental, it may only be changed by a shareholder vote. Eliminating this as a fundamental policy would enable the Fund to both take advantage of the current SEC position and to respond to future SEC changes in this area without the delay and expense of a shareholder vote, thereby providing the Fund with additional investment flexibility. Although the Fund's policy relating to illiquid securities would no longer be fundamental, the Fund would continue to be subject to the SEC rules and regulations in this area.

      The Fund has adopted restrictions on the purchase of restricted securities. Current SEC rules have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the trustees the ability to determine, under specific guidelines, that a security is liquid. The most common form of liquid restricted securities would be Rule 144A securities. Elimination of this restriction would allow the Fund greater flexibility to invest in restricted securities.

      Elimination of these restrictions should not have an impact on the day-to-day management of the Fund as the Fund does not currently intend to increase the percentages in which the Fund invests in either illiquid or restricted securities.

           CONTROL OR MANAGEMENT

      The Fund has adopted a current fundamental investment restriction that limits the Fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required. Typically, if a fund acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not make investments in order to become engaged in the business of managing another company or to influence management.

      Eliminating this restriction will not have any impact on the day-to-day management of the Fund because the Fund has not in the past, and has no present intention, of investing in an issuer for the purposes of exercising control or management. Further, the goal of this restriction, namely to limit a fund's ability to control another issuer, is embodied in the 1940 Act diversification rule, which is proposed to be incorporated in the proposed investment restriction relating to diversification (described in Sub-Proposal
2a). The diversification restriction limits the Fund's ability to own more than a certain percentage of any one issuer, which acts to limit its ability to exercise control or management over another company.

           SECURITIES ON MARGIN

      The Fund has adopted a current fundamental investment restriction that limits the Fund's ability to purchase securities on margin or sell securities short. This restriction was originally included in response to various state law requirements. The Fund is no longer required by state law to retain specific fundamental policies regarding these types of investment activities.

      As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin should not have an impact on the day-to-day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund.

           INVESTMENT IN OTHER INVESTMENT COMPANIES

      A current investment restriction of the Fund limits the Fund's ability to invest in other open-end investment companies except in connection with a merger, consolidation, acquisition or reorganization. This restriction, which is inconsistent with the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements. Now the Fund is no longer legally required to retain such a policy as a fundamental restriction.

      Upon elimination of this restriction, the Fund would remain subject to the 1940 Act restrictions (or any exemption from such restrictions) on the Fund's ability to invest in other open-end funds. The 1940 Act restrictions state that a fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

      Elimination of this restriction should not have an impact on the day-to-day management of the Fund as the Fund does not intend to begin pursuing its investment objective through the purchase of other open-end investment company securities. Elimination of the restriction would, however, permit the Fund to invest cash held at the end of the day in money market funds. This would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage invested in other investment companies in certain limited circumstances.

           SECURITIES WITH UNLIMITED LIABILITY

      The Fund has adopted a current fundamental investment restriction that limits the Fund's ability to invest in assessable securities or securities involving unlimited liability on the part of the Fund. This restriction was originally included to comply with various state laws. The Fund is no longer required to include this as a fundamental policy.

      Elimination of this restriction should not have an impact on the day-to-day management of the Fund as the Fund has not previously, nor does it currently intend, to invest in securities with unlimited liability.

           MANAGEMENT OWNERSHIP OF SECURITIES

      The Fund has a current restriction that limits its ability to invest in securities issued by companies whose securities are owned in certain amounts by trustees and officers of the Fund, or by its investment adviser. This policy originated many years ago with a now obsolete state securities law.

      As a general matter, elimination of this fundamental restriction should not have an impact on the day-to-day management of the Fund, as the 1940 Act restrictions still apply to the Fund.

           TAX DIVERSIFICATION FOR VARIABLE ANNUITY FUNDS

      The Fund has adopted a restriction that prohibits the Fund from investing in a manner that does not comply with the investment diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 817(h) of the Code applies to investment companies, like the Fund, which are held by segregated asset accounts of one or more insurance companies, and which are only available to the public through the purchase of a variable contract or under certain employee benefit plans. Under Section 817(h) of the Code and applicable Treasury Regulations, the Fund will be "adequately diversified" for purposes of the Code, if: (i) no more than 55% of the value of the total assets of the Fund may be represented by any one investment, (ii) no more than 70% by any two investments, (iii) no more than 80% by any three investments, and (iv) no more than 90% by any four investments. The Fund seeks to maintain compliance with the diversification provisions set forth in the Code and the Treasury Regulations in order to take advantage of certain tax opportunities available to insurance funds.

      As a general matter, elimination of this fundamental restriction should not have an impact on the day-to-day management of the Fund, since the restrictions of the Code and applicable Treasury Regulations will continue to apply to the Fund, and the Fund will continue to invest in a manner which complies with the diversification rules set forth in Section 817(h) of the Code and applicable Treasury Regulations.

      WHY ARE WE RECOMMENDING THAT THE RESTRICTIONS BE ELIMINATED?

      We have determined that eliminating the restrictions is consistent with the federal securities laws. This will also modify the Fund's list of fundamental restrictions to standardized investment restrictions adopted by other Franklin and Templeton funds. By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, we believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate.

      We believe that eliminating the restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goal.

      WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

      We do not anticipate that eliminating the restrictions will result in any additional risk to the Fund. Although the Fund's current restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these areas will continue to be subject to the limitations of the 1940 Act, any exemptive orders granted under the 1940 Act, and the Code. Further, the Fund has no current intention of changing its present investment practices as a result of eliminating these restrictions.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 3

                                OTHER BUSINESS

      The Trustees know of no other business to be presented at the meeting. If, however, any additional matters should be properly presented, proxies will be voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

                   INFORMATION ABOUT THE TRUST AND THE FUND

      The Trust was organized as a Massachusetts business trust on April 26, 1988 and is registered under the 1940 Act as an open-end diversified investment management company. The Trust currently has twenty-six series of shares. Each series has two classes of shares, class 1 and class 2. Each class is identical, except that class 2 has a distribution plan. Only the Small Cap Fund of the Trust would be affected by the proposals in this proxy statement.

           Shares of the Fund are sold only to insurance company separate accounts to serve as the investment vehicle for certain variable annuity and life insurance contracts.

           The following table shows the net assets and shares outstanding of the Fund as of November 30, 1999:
      [to come]
                          NUMBER OF
                          SHARES
             NET ASSETS   OUTSTANDING
CLASS 1
CLASS 2

           As of November 30, 1999, Allianz Life Insurance Company of North America ("Allianz Life"), 1750 Hennepin Avenue, Minneapolis, Minnesota 55403-2195 owned, on behalf of certain separate accounts, more than 5% of the Fund's outstanding shares:*

          ALLIANZ   PERCENT     PREFERRED PERCENT
          LIFE      OF          LIFE      OF
          SEPARATE  OUTSTANDING SEPARATE  OUTSTANDING
          ACCOUNT B SHARES      ACCOUNT C SHARES
         ---------  ---------   --------- ------------
 CLASS 1
 CLASS 2

   *Edward J. Bonach (45) serves as a Trustee of the Trust and is Senior Vice President and Chief Financial Officer of Allianz Life Insurance Company of North America; President and Chief Executive Officer of Canadian American Financial Corporation; and a Director of Preferred Life Insurance Company of New York and Life USA Holding, Inc. Mr. Bonach may be viewed as an interested person of the Fund under the 1940 Act because of the holdings of Fund shares by Allianz Life.

      However, the above-named insurance company will exercise voting rights attributable to the shares held by it in accordance with voting instructions received from owners of registered variable annuity and variable life contracts. To this extent, such insurance company does not exercise control over the Trust or the Fund by virtue of the voting rights arising from its record ownership of Trust shares.

           The Trust's last audited financial statements and annual report, and a copy of its semi-annual report for any subsequent semi-annual period are available free of charge. To obtain a copy, please call Franklin(R) Templeton(R) 1-800/342-3863 or write to Franklin(R) Templeton(R) at 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, California 94403-7777. You can also obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov


           FRANKLIN ADVISERS.   Franklin Advisers, Inc. is a California
corporation formed on October 31, 1985 and is based in San Mateo, California. Franklin Advisers is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. It is also registered as an investment adviser in the State of California. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc. ("Resources"), 777 Mariners Island Blvd., San Mateo, California 94404-1585. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is New York Stock Exchange, Inc. listed holding company (NYSE: BEN). The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, both principal officers and trustees of the Trust, who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Franklin Advisers provides investment advisory and portfolio management services to most of the funds in the Franklin Group of Funds.


           The principal executive officers of Franklin Advisers are:

NAME AND OFFICE       PRINCIPAL OCCUPATION       ADDRESS

-----------------------------------------------------------------
Charles B. Johnson
Director and                                777 Mariners Island
Chairman of the Board  Executive Manager    Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Rupert H. Johnson, Jr.                      777 Mariners Island
Director and President Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
R. Martin Wiskemann
Director and Senior                         777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Harmon E. Burns                             777 Mariners Island
Executive Vice         Attorney             Blvd.
President                                   San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Martin L. Flanagan                          777 Mariners Island
Executive Vice         Accountant           Blvd.
President                                   San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Deborah R. Gatzek
Executive Vice                              777 Mariners Island
President              Attorney             Blvd.
and Assistant                               San Mateo,
Secretary                                   California
-----------------------------------------------------------------
-----------------------------------------------------------------
Edward B. Jamieson                          777 Mariners Island
Executive Vice         Securities Analyst   Blvd.
President                                   San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Thomas J. Kenny                             777 Mariners Island
Executive Vice         Securities Analyst   Blvd.
President                                   San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Jack Lemein                                 777 Mariners Island
Executive Vice         Securities Analyst   Blvd.
President                                   San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Sheila Amoroso                              777 Mariners Island
Senior Vice President  Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Matt Avery                                  777 Mariners Island
Senior Vice President  Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Roger Bayston                               777 Mariners Island
Senior Vice President  Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
David Capurro                               777 Mariners Island
Senior Vice President  Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Rafael Costas                               777 Mariners Island
Senior Vice President  Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Frank M. Felicelli                          777 Mariners Island
Senior Vice President  Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Sally Haff                                  777 Mariners Island
Senior Vice President  Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Conrad Herrmann                             777 Mariners Island
Senior Vice President  Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Chauncey Lufkin                             777 Mariners Island
Senior Vice President  Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Christopher Molumphy                        777 Mariners Island
Senior Vice President  Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Thomas Runkel                               777 Mariners Island
Senior Vice President  Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Bernard Schroer                             777 Mariners Island
Senior Vice President  Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Thomas Walsh                                777 Mariners Island
Senior Vice President  Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Benjamin Barber                             777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Doug Barton                                 777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Catherine Bowman                            777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Kenneth Broad                               777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Molly Butler                                777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Canyon Chan                                 777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Tony Coffey                                 777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Lisa Costa                                  777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Fred Fromm                                  777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Shan Green                                  777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
John Hopp                                   777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Steven Hiatt                                777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Jeff Holbrook                               777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Charles E. Johnson                          777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Gregory E. Johnson                          777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Ian Link                                    777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Michael McCarthy                            777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Evan McCulloch                              777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Thomas Orphanos                             777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Mark Orsi                                   777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Scott Owens                                 777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Serena Perin                                777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Ed Perks                                    777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
John Pomeroy                                777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
David Rath                                  777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Betsy Schwab                                777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Kent Shepherd                               777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Richard Smyth                               777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Theresa Spath                               777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Eric Takaha                                 777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Kurt Von Emster                             777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Glenn Voyles                                777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
John Wiley                                  777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Jeffrey Wilson                              205 9th Street N.
Vice President         Securities Analyst   St. Petersburg,
                                            Florida
-----------------------------------------------------------------
-----------------------------------------------------------------
Stella Wong                                 777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Robert Yolland                              777 Mariners Island
Vice President         Securities Analyst   Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Charles R. Sims                             777 Mariners Island
Vice President         Accountant           Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Kenneth A. Lewis                            777 Mariners Island
Vice President         Accountant           Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------
-----------------------------------------------------------------
Leslie M. Kratter                           777 Mariners Island
Secretary              Attorney             Blvd.
                                            San Mateo,
                                            California
-----------------------------------------------------------------

      Some of the principal executive officers of Franklin Advisers are also Trustees or officers of the Trust. The names and biographical information of these persons:

*Charles B. Johnson (66)     Chairman of the Board and Trustee
777 Mariners Island Blvd.
San Mateo, CA 94404

   President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.

*Charles E. Johnson (42)                 President and Trustee
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

   Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (58)        Vice President and Trustee
777 Mariners Island Blvd.
San Mateo, CA 94404

   Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Harmon E. Burns (54)                            Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

   Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (38)Vice President and Chief Financial Officer 777 Mariners Island Blvd.
San Mateo, CA 94404

   Senior Vice President and Chief Financial Officer, Franklin Resources, Inc., Franklin Templeton Investor Services, Inc. and Franklin Mutual Advisers, LLC, Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)            Vice President and Secretary
777 Mariners Island Blvd.
San Mateo, CA 94404

   Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC. and Franklin Mutual Advisers,
LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds.

* Charles B. Johnson, Charles E. Johnson, and Rupert H. Johnson are "interested persons" as defined by the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board of directors/trustees.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers, and the father and uncle, respectively, of Charles E. Johnson.

      Franklin Advisers also serves as investment manager to other U.S. registered investment companies that have an investment objective similar to that of the Fund. Franklin Advisers receives and expects to receive from these investment companies the following investment advisory fees:

                   Approximate         Investment Management Fee
                  net assets as
   Investment         of
    Company       November 30,
                      1999
                                  Rate   Net Assets
-----------------------------------------------------------------
TEMPLETON
VARIABLE
PRODUCTS SERIES
FUND
Small Cap Fund    $xxx,xxx,xxx    0.75%  up to an including
                                         $200 million
                                  0.65%  over $200 million up
                                         to and including $1.3
                                         billion
                                  0.55%  over $1.3 billion
FRANKLIN
STRATEGIC
SERIES
Franklin Small
Cap Growth Fund   $xxx,xxx,xxx   0.625%  up to and including
                                         $100 million
                                  0.50%  over $100 million up
                                         to an including $250
                                         million
                                  0.45%  over $100 million up
                                         to and including $10
                                         billion
                                  0.44%  over $10 billion up to
                                         an including $12.5
                                         billion
                                  0.42%  over $12.5 billion up
                                         to and including $15
                                         billion
                                  0.40%  over $15 billion

           THE ADMINISTRATORS. Franklin Templeton Services, Inc. ("FT Services") provides certain administrative services and facilities for the Fund. Currently, FT Services subcontracts with Franklin Advisers. If the proposed contract is approved, FT Services will contract directly with the Trust on behalf of the Fund. FT Services is wholly owned by Resources. FT Services is an affiliate of Franklin Advisers and the Fund's principal underwriter. The administrative services of FT Services include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. Franklin Advisers currently pays FT Services a monthly fee equal to an annual rate of:

   o  0.15% of the Fund's average daily net assets up to $200 million;
   o  0.135% of average daily net assets over $200 million up to $700 million;
   o  0.10% of average  daily net assets over $700 million up to $1.2  billion;
   and
   o  0.075% of average daily net assets over $1.2 billion.

           During the last fiscal year ended December 31, 1998, Franklin Advisers, on behalf of the Fund, paid FT Services $455,754 in administration fees. If the proposed advisory contract had been approved and the Fund had entered into a separate fund administration services contract, FT Services would have been paid $788,103 during the last fiscal year ended December 31, 1998.


           THE PRINCIPAL UNDERWRITER.   FranklinTempleton Distributors, Inc.
("Distributors"), 777 Mariners Island Boulevard, San Mateo, California 94404, an indirect, wholly-owned subsidiary of Resources, serves as the principal underwriter for the Fund. Distributors may be entitled to receive payment under the class 2 Rule 12b-1plan. In 1998, Distributors received no fees under the class 2 Rule 12b-1 plan. Otherwise, Distributors receives no other compensation for its services as the Funds' principal underwriter.

           THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the Fund's securities and other assets.

       ADDITIONAL INFORMATION ABOUT VOTING AND THE SHAREHOLDERS MEETING

           SOLICITATION OF PROXIES.   In addition to soliciting proxies by
mail, the Trustees and the employees of the insurance companies may solicit voting instructions from you in person or by telephone. The cost of soliciting proxies and voting instructions, including the fees of a proxy soliciting agent, are borne by the Fund and Franklin Advisers. Neither the Fund nor Franklin Advisers will reimburse the Trustees, officers, and regular employees and agents involved in the solicitation of proxies.

           QUORUM.   A majority of the shares entitled to vote--present in
person or represented by proxy--constitutes a quorum at the meeting. Shares abstaining on any item are all counted as shares present and entitled to vote for purposes of determining the presence of a quorum.

           METHODS OF COUNTING THE VOTES.   The inspector of election will
count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions are counted towards a quorum and will be treated as votes not cast. Under the 1940 Act, approval of the new investment management agreement requires the affirmative vote of the shareholder. Thus, abstentions have the same effect as a negative vote.

           The insurance companies holding shares of the Fund are required to vote their shares in proportion to, and in the manner instructed by, applicable owners of registered variable annuity and variable life contracts. If no instructions are returned, the insurance companies will vote the shares in the same proportion as shares of that Fund for which they have received instructions. If a signed voting instruction card does not indicate specific instructions, the shares will be voted in accordance with the Trustees' recommendations.

           ADJOURNMENT.   If  approval of the proposals contained in the
Notice of Special Meeting is not received by the time scheduled for the meeting, the persons named in the proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present at the meeting.

           The insurance companies will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against such adjournment those shares required to be voted against such proposals. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final, regardless of whether the meeting is adjourned, to permit additional solicitation with respect to any other proposal.

           REVOCATION OF VOTING INSTRUCTION. Voting instructions may be revoked at any time before they are voted by (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated voting instruction that is received by the Trust at or prior to the meeting, or (3) attending the meeting and giving new voting instructions in person.

           SHAREHOLDER PROPOSALS.   The Trust's Agreement and Declaration of
Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in the year 2000. Shareholder proposals to be included in the proxy statement for any subsequent meeting must be received at the Trust's offices, 777 Mariners Island Boulevard, San Mateo, California 94404, within a reasonable time before any meeting. If a shareholder submits a proposal after that date, the proposal will not appear in the proxy statement.

                       By Order of the Board of Trustees,



                       Deborah R. Gatzek, Secretary

December 13, 1999





                    [PRINT NAME OF INSURANCE COMPANY HERE]

              VOTING INSTRUCTIONS FORM - FRANKLIN SMALL CAP FUND

Indicate your voting instructions below by filling in the appropriate boxes in this manner [ X ] using blue or black ink or dark pencil.

If you return a properly executed voting instruction card with express voting instructions, your insurance company will vote those shares in accordance with your instructions. If you return the voting instruction card properly executed but with no express voting instructions indicated on such card, your insurance company will vote the shares in accordance with the Trustees' recommendations. If you do not return the voting instruction card at all, your insurance company will vote the shares of the Fund attributable your insurance contract in the same manner and in the same proportion as the shares of that Fund for which it has received instructions.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSALS. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

PROPOSAL 1.To  approve  the   adoption   of  new   investment
           advisory agreement for the Fund, which would result in slightly higher total expenses, as described more fully in the proxy statement.
           For [  ]        Against     [  ]       Abstain  [  ]

PROPOSAL 2.To approve  changes in the  following  fundamental investment  restrictions  for the Fund,  as described  more fully in
           this  proxy  statement.   Modification  of  fundamental   investment
           restriction regarding:

           (a)  Diversification   For [ ]  Against  [  ]    Abstain  [ ]
           (b)  Borrowing         For [ ]  Against  [  ]    Abstain  [ ]
           (c)  Lending           For [ ]  Against  [  ]    Abstain  [ ]
           (d)  Underwriting      For [ ]  Against  [  ]    Abstain  [ ]
           (e)  Concentration     For [ ]  Against  [  ]    Abstain  [ ]
           (f)  Senior Securities For [ ]  Against  [  ]    Abstain  [ ]
           (g) Real Estate and Commodities, which would combine these two separate fundamental restrictions
                                  For [ ]  Against  [  ]    Abstain  [ ]

PROPOSAL 3.To approve the elimination of certain  fundamental investment restrictions for the Fund, as described more fully in the combined proxy statement/prospectus.
          For       [    ]       Against       [   ]         Abstain  [  ]

OTHER BUSINESS. To  vote  upon  any  other   business  which  may
            legally presented at the meeting or any adjournment thereof.
                           Grant  [  ]     Withhold  [  ]




 Signed      ___________________________ Date:-------------------------


PLEASE FILL-IN, SIGN, DATE AND RETURN THE VOTING INSTRUCTION FORM IN THE
ENCLOSED
POSTAGE-PAID ENVELOPE. VOTING INSTRUCTIONS MUST BE RECEIVED BY FEBRUARY __, 2000 TO BE VOTED AT THE MEETING TO BE HELD ON FEBRUARY 8, 2000.

These voting instructions are solicited by the above-referenced insurance company in connection with a solicitation of proxies by the Trustees of the Franklin Templeton Variable Insurance Products Trust.